UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

 Registrant’s Telephone Number, Including Area Code: (303) 893-0012

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[The following presentation was given by Summit Materials, Inc. to its employees.]

Summit Materials to  Combine with Argos USA  Creating a Materials - Led Enterprise with  National Scale Town Hall Meeting, September 7, 2023

Forward Looking Statements 2 These materials include “forward - looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties . Forward - looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward - looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions . All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward - looking statements . Such forward - looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials and Cementos Argos S . A . (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts . These forward - looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . We derive many of our forward - looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions . While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results . In light of the significant uncertainties inherent in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be realized . Important factors could affect our results and could cause results to differ materially from those expressed in our forward - looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in Summit Materials Annual Report on Form 10 - K for the fiscal year ended December 31 , 2022 , as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings ; and the following : – the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Cementos Argos S . A .; – the outcome of any legal proceedings that may be instituted against us or Cementos Argos S . A .; – the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction) ; – the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Cementos Argos S . A . operate ; – the ability to promptly and effectively integrate our business and the businesses of Cementos Argos S . A .; – the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; – reputational risk and potential adverse reactions of our or Cementos Argos S . A . ’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction ; – the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction ; – the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction - related matters ; and – the impact of the global COVID - 19 pandemic on our or Cementos Argos S . A . ’s businesses, the ability to complete the Transaction or any of the other foregoing risks . All subsequent written and oral forward - looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements . Any forward - looking statement that we make herein speaks only as of the date of these materials . We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events or otherwise, except as required by law . Additional Information and Where to Find It This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities . This communication relates to the Transaction . In connection with the Transaction, Summit Materials plans to file with the SEC a proxy statement on Schedule 14 A (the “Proxy Statement”) . This communication is not a substitute for the Proxy Statement or any other document that Summit Materials may file with the SEC and send to its shareholders in connection with the Transaction . The issuance of the stock consideration for the Transaction will be submitted to Summit Materials shareholders for their consideration . Before making any voting decision, Summit Materials shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Summit Materials and the Transaction . Summit Materials shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Summit Materials, free of charge, at the SEC’s website ( www . sec . gov ) . Copies of the Proxy Statement and other documents filed by Summit Materials with the SEC may be obtained, without charge, by contacting Summit Materials through its website at https : //ir . Summit Materials . com/ . Participants in the Solicitation Summit Materials, its directors, executive officers and other persons related to Summit Materials may be deemed to be participants in the solicitation of proxies from Summit Materials shareholders in connection with the Transaction . Information about the directors and executive officers of Summit Materials and their ownership of common stock of Summit Materials is set forth in Summit Materials annual report on Form 10 - K for the fiscal year ended December 31 , 2022 , which was filed with the SEC on February 16 , 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10 , 2023 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available . Free copies of these documents may be obtained as described in the preceding paragraph .

Transaction Overview 3 Summit Materials to combine with Argos USA in $3.2B transaction Consideration to Cementos Argos of $1.2B in cash and ~54.7M shares of Summit stock Cementos Argos to own ~31% of combined company Anne Noonan will serve as CEO of combined company Board will comprise 8 Summit - appointed representatives and 3 representatives appointed by Cementos Argos

Creating Materials - Led Enterprise with National Scale 4 Accelerates ‘Elevate Summit’ Strategy  Creates materials - led North American leader with $4B+ revenue and ~$1B EBITDA 1  Increases annual EBITDA generated from Aggregates and Cement to 77%  Expands position in high - growth, underserved MSAs to meet growing customer demand Extends Summit's Cement Leadership  Adds four strategically located cement plants creating largest U.S. based cement producer  Enhances geographic diversification reducing seasonality of Summit's cement business  Creates extensive network of rail and port assets Commitment to Excellence, Sustainability, and Innovation  Enhances internal efficiencies, sourcing opportunities and customer solutions  Provides opportunity to apply unique Green America Recycling Business to a broader platform  Creates opportunity to drive innovation in construction materials industry 1 Including synergies

Expands Cement Platform in High Growth Markets Pro Forma Cement Presence Across 19 States Adding four strategically located cement plants creates largest U.S. based cement producer Attractive geographic diversification in the Southeast, Mid - Atlantic and Texas reduces seasonality of Summit’s cement business Expansion into favorable geographies centered around fastest growing MSAs Broadest network of logistics assets across the East & Gulf Coast Ability to apply Green America Recycling and other fuel and emissions reducing processes to broader cement platform Summit + Argos USA 6 Cement plants 19 Terminals Argos USA terminals Argos USA cement plants Summit terminals Summit cement plants Leveraging Summit Track Record of Margin Expansion 34.3% 36.7% Summit Cement FY 2020 Adj. Ebitda Margins Summit Cement LTM Q2 2023 Adj. EBITDA Margins ~250bps improvement 5 Sources: Argos USA February 2, 2023 Management Presentation, Morgan Stanley Equity Research Note

Current Footprint Integrated cement plant Grinding plant RMC sub - platforms Rail Terminal 1 Port 2 Argos USA: Leading Cement and Ready - Mix Producer By the Numbers Vertically Integrated Operations Strategically Located in Some of the Fastest - Growing Regions of the US 4 Integrated cement plants 2 Grinding plants 9.6MM tons Installed cement grinding capacity 67.5 Years of average reserve life 8 Ports 10 Inland terminals 140 Ready - mix plants 77% of cement needs self - supplied 900 Mixer trucks with average age <7 years 2,300 Employees Financial Overview ~ 85 % Cement ~ 15% RMX Houston Tampa Orlando Charlotte Jacksonville Raleigh Atlanta 1 . Terminals facilitate the transfer of cement using land - based modes (e.g., rail, truck) 2. Ports facilitate transfer of ceme nt using barge or ship 6 $1.7B+ Revenue   $300 - 330M  EBITDA

Increased Scale and Financial Strength

Pro Forma 2023E Summit + Argos USA

Revenue

~$4.2Bn
Argos USA
Summit

EBITDA

~$1.0Bn
Synergies ($100MM)
Argos USA
Summit

Materials-led Portfolio

7%
Other Downstream Activities
17%
Ready-Mix
Up from Summit standalone of 70% in 2022
30%
Aggregates
78% Materials
48%
Cement

7

Increased Scale and Financial Strength 7 48% 30% 17% 7% Summit Argos US A Summit Argos U SA Synergies ($100MM) Cement Aggregates Ready - Mix Other Downstream Activities 78% Material s ~$1.0Bn ~$4.2Bn Up from Summit standalone of 70% in 2022 Pro Forma 2023E Summit + Argos USA EBITDA Revenue Materials - led Portfolio

Elevate Priorities Combination with Argos USA Materials - led market leadership Leading cement producer with unique logistics and ports network “Best owner” approach to portfolio optimization & asset light partnerships Vertically - integrated platform in fast growing regions Most socially responsible Accelerates sustainability initiatives with opportunity to apply GAR program to Argos USA assets Innovative solutions Digitalization and Value - Added Specialty Products (VASP) to drive customer experience Culture of excellence , simplification, and standardization Opportunity to bring operational and commercial excellence to new and broader platform People are our greatest asset Experienced team with a history of success Accelerates Elevate Summit Strategy 8

What To Expect

SUMMIT Materials

1

We will remain separate companies until the transaction closes

2

3

4

9

What To Expect 9 We’re counting on you to stay focused on executing on our “Elevate Summit” strategy and delivering value for our customers This is the first step in the process – expect to complete transaction in first half of 2024 We will remain separate companies until the transaction closes Expect that this transaction will unlock new opportunities for our teammates, customers, & stakeholders

Creating Materials - Led Enterprise with National Scale 10 Accelerates ‘Elevate Summit’ Strategy Commitment to Excellence, Sustainabili ty, and Innovation Extends Summit's Cement Leadership Significant Synergy Generation and Value Creation with Well Capitalized Balance Sheet

[The following communication was made available by Summit Materials, Inc. to certain third parties.]

Dear Summit Teammates:

This morning, we are excited to announce a definitive agreement to combine Summit Materials with Argos USA to create a materials-led enterprise with national scale.  Once complete, we believe this combination will unlock exciting new opportunities for our teammates, customers, stakeholders, investors, and communities.

Here’s just a few reasons why we think these two great companies are better together:

First, as we execute and look to accelerate our Elevate Summit strategy, this transaction forms a materials-led North American leader with more than $4 billion in revenue and pro forma EBITDA of approximately $1 billion – effectively doubling Summit’s current size.  With this significantly enhanced scale, we will achieve and surpass our Elevate Summit target of least 75% of our EBITDA generated from high-margin, materials businesses, enhance the quality of earnings, and create a stronger platform for profitable growth.

Second, the transaction extends our cement leadership position. After closing, Summit will have six strategically located cement plants, be the largest U.S.-based cement producer globally, and create the fourth-largest cement platform in the United States.  Our improved geographic diversification will reduce the seasonality of our cement business and enhance our ability to meet customer demand for cement in a capacity-constrained domestic market.

And finally, together we will deliver more innovative and sustainable solutions to our customers and leverage operational excellence to drive improvements across the business. Argos USA is an R&D leader with an impressive sustainability record.  We’ll combine two talent-rich organizations with deep market and industry expertise to seize on opportunities and deliver greater value creation.

In short, we believe the combination is a transformative milestone on our Elevate Summit journey with a company that shares our  values of Safety, Integrity, Sustainability and Inclusivity.

The transaction is expected to close in the first half of 2024, subject to customary closing conditions, including regulatory approvals and approval by Summit Materials’ shareholders.  Our teammates have cultivated an outstanding track record integrating businesses, and I’m confident this will be no exception.

Following the closing of the transaction, I will have the honor of leading the combined company as President and CEO. At closing, the combined company will continue to operate as Summit Materials and continue to trade on the NYSE under the ticker symbol “SUM.”

I hope you’ll join me in welcoming Argos USA to the Summit family upon closing, as we plan for long term growth and success.

In the near term, it’s business as usual.  Please stay focused on safely delivering on our 2023 Elevate Summit Goals and Objectives, building on the impressive growth and value creation momentum we’ve generated this year.

We’ll keep you informed on the rest.  We will be hosting a Town Hall at 9am PT/10am MT/11am CT/12pm ET today.  If you cannot attend, the materials will be posted for you to review at your convenience.

Thank you for your commitment to zero harm, every day.

Anne Noonan, President and CEO

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These materials include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials, Inc. (the “Company”), Cementos Argos S/A (“Cementos”) and certain other parties for the purchase of Argos North America, Corp. (“Argos”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.  These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

–            the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos;

–            the outcome of any legal proceedings that may be instituted against us or Argos;

–            the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

–            the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos operate;

–            the ability to promptly and effectively integrate our business and the businesses of Argos;

–            the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

–            reputational risk and potential adverse reactions of our or Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

–            the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

–            the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

–            the impact of the global COVID-19 pandemic on our or Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities.  This communication relates to the Transaction.  In connection with the Transaction, the Company plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction.  The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration.  Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov).  Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction.  Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by Summit Materials, Inc. to certain customers of Continental Cement Company.]

Dear [______],

I’m writing to provide you with a very exciting update from Summit Materials and Continental Cement.  As you will likely have seen, Summit Materials has announced a definitive agreement with Cementos Argos, under which Summit will combine with the US operations of Cementos Argos.  Enabling us to serve markets along the Mississippi River, East Coast and Gulf.  The combined footprint is also supplemented with an extensive network of cement plants, grinding stations, import and domestic terminals.

Continental Cement has long and proud history of being a trusted and reliable cement producer, and has a unique and very strategic recycling business, Green America Recycling.    The strength of our trust and relationship with your business has helped Continental Cement be in the position of being part of such a transformative acquisition.  With a deeper and broader network of assets, Summit and its stakeholders will benefit from geographic diversification, expanded operational and commercial capabilities, and the ability to better meet growing demand for high quality construction materials in the United States.

The transaction is entirely consistent with our plans and will accelerate our Elevate Summit strategic vision of becoming a leading, materials led North American business; positioned in the fastest growing regions; and delivering value to all stakeholders. Our expanded footprint will add 4 cement plants, two grinding stations and an extensive network of import and domestic terminals.    The US consumes in excess of 100mt of cement per year, providing tailwinds for domestic production capacity requiring a growing share of imports to meet demand.

Through the combination of our talented teams, we will unlock significant operational synergies and expand Green America Recycling to all cement operations; fulfilling our commitment to be the most socially responsible integrated construction materials solution provider.   In addition, we will drive product innovation and deliver superior customer service levels.

The transaction is subject to regulatory approval and until closing, we will continue “business as usual”.  Our commitment to your business, our employees, business partners and all stakeholders remains unchanged, and you will continue to see the same dedication and commitment to our relationship and meeting your cement needs.

Thank you for our partnership and your continued support.  We look to the future with pride and excitement.

Please reach out to me or your direct sales contact at any point if we can be of help.

Thank you again.

Attachment: Press release.

David Loomes

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These materials include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials, Inc. (the “Company”), Cementos Argos S/A (“Cementos”) and certain other parties for the purchase of Argos North America, Corp. (“Argos”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

– the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos;

– the outcome of any legal proceedings that may be instituted against us or Argos;

– the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

– the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos operate;

– the ability to promptly and effectively integrate our business and the businesses of Argos;

– the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

– reputational risk and potential adverse reactions of our or Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

– the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

– the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

– the impact of the global COVID-19 pandemic on our or Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Transaction. In connection with the Transaction, the Company plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by Summit Materials, Inc. to certain customers of Green America Recycling.]

Dear [______],

I’m writing to provide you with a very exciting update from Summit Materials, Green America Recycling and Continental Cement.  As you will likely have seen, Summit Materials has announced a definitive agreement with Cementos Argos, under which Summit will combine with the US operations of Cementos Argos.

The transaction is entirely consistent with our plans and will accelerate Elevate Summit strategic vision of becoming a leading, materials led North American business; positioned in the fastest growing regions; and delivering innovative, sustainable solutions to all stakeholders. Our expanded footprint will add 4 cement plants, two grinding stations and an extensive network of import and domestic terminals.    The US consumes in excess of 100Mt of cement per year, providing tailwinds for domestic production capacity and requiring a growing share of imports to meet demand.

Through the combination of our talented teams, we will unlock significant operational synergies and expand Green America Recycling to all cement operations, fulfilling our commitment to be the most socially responsible integrated construction materials solution provider.   In addition, we will drive product innovation and deliver superior customer service levels.

Continental Cement and Green America have a long and proud history of being a trusted and reliable cement producer and our recycling business provides a significant strategic advantage in addition to reducing our carbon footprint in substituting fossil fuels with waste materials.    The strength of our trust and relationship with your business has helped Continental Cement and Green America Recycling be in the position of being part of such a transformative acquisition.

With a deeper and broader network of assets, Summit and its stakeholders will benefit from geographic diversification, expanded operational and commercial capabilities, and the ability to better meet growing demand for high quality construction materials in the United States.

The transaction is subject to regulatory approval and until closing, we will continue “business as usual”.  Our commitment to your business, our employees, business partners and all stakeholders remains unchanged, and you will continue to see the same dedication and commitment to our relationship and meeting your cement needs.

Thank you for our partnership and your continued support.  We look to the future with pride and excitement.

Please reach out to me or your direct sales contact at any point if we can be of help.

Thank you again.

Matt Nelson

Attachment: Press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These materials include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials, Inc. (the “Company”), Cementos Argos S/A (“Cementos”) and certain other parties for the purchase of Argos North America, Corp. (“Argos”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

– the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos;

– the outcome of any legal proceedings that may be instituted against us or Argos;

– the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

– the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos operate;

– the ability to promptly and effectively integrate our business and the businesses of Argos;

– the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

– reputational risk and potential adverse reactions of our or Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

– the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

– the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

– the impact of the global COVID-19 pandemic on our or Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Transaction. In connection with the Transaction, the Company plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by Summit Materials, Inc. to certain customers of Summit Material, Inc.’s ready-mix products in the Houston, TX area.]

Dear [______],

I am pleased to inform you that today Summit Materials announced a definitive agreement to acquire Argos USA under which Summit will combine with the US operations of Argos, creating the opportunity to serve markets throughout the southeast and Texas.

Summit Materials is comprised of subsidiaries that have a long and proud history of being trusted and reliable ready-mix producers in the areas we proudly serve. We want to assure you that it is our number one commitment to continue to provide quality ready-mix products that you have come to trust and rely upon. Through the combination of our talented teams, we will drive product innovation and deliver superior customer service while operating under shared core values centered around Safety, Sustainability, Integrity, and Inclusivity.

The transaction is subject to regulatory approval and until closing, we will continue “business as usual”.  Our commitment to your business, our employees, business partners and all stakeholders remains unchanged, and you will continue to see the same dedication and commitment to our relationship and meeting your ready-mix needs.

Thank you for our partnership and your continued support.  We look to the future with pride and excitement.

Please reach out to me or your direct sales contact at any point if we can be of help.

Regards,

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These materials include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials, Inc. (the “Company”), Cementos Argos S/A (“Cementos”) and certain other parties for the purchase of Argos North America, Corp. (“Argos”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

– the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos;

– the outcome of any legal proceedings that may be instituted against us or Argos;

– the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

– the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos operate;

– the ability to promptly and effectively integrate our business and the businesses of Argos;

– the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

– reputational risk and potential adverse reactions of our or Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

– the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

– the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

– the impact of the global COVID-19 pandemic on our or Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Transaction. In connection with the Transaction, the Company plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by Summit Materials, Inc. to certain third-party procurement providers.]

Dear [______],

I’m writing to provide you with a very exciting update from Summit Materials, Green America Recycling and Continental Cement.  As you will likely have seen, Summit Materials has announced a definitive agreement with Cementos Argos, under which Summit will combine with the US operations of Cementos Argos, a significant player in the cement and ready-mix construction materials industry.

This transaction is aligned with our strategy and will accelerate Elevate Summit strategic vision of becoming a leading, materials led North American business; positioned in the fastest growing regions; and delivering innovative, sustainable solutions to all stakeholders. Our expanded footprint will add 4 cement plants, two grinding stations and an extensive network of import and domestic terminals.

Through the combination of our talented teams, we will unlock significant operational synergies and expand Green America Recycling to all cement operations, fulfilling our commitment to be the most socially responsible integrated construction materials solution provider.   In addition, we will drive product innovation and deliver superior customer service levels.

This is an exciting phase of growth and expansion for us, and your role as a key supplier is pivotal to the success of this integration. We would like to take this opportunity to affirm our commitment to our partnership and to thank you for your continued support.

Please be assured that we are committed to maintaining clear and open channels of communication throughout this transition period.  Your reliable supply chain services have been integral to our operations. As we work through the integration, your continued support in delivering quality products and services will be invaluable.  We believe in the strength of partnerships and will be looking for ways to collaborate more closely as we explore new opportunities that this acquisition offers.

We will be organizing a series of briefings and update sessions to share more details about this acquisition and what it means for our partnership. Your input will be crucial in shaping our future together.

The transaction is subject to regulatory approval and until closing, we will continue “business as usual”.  Our commitment to all stakeholders remains unchanged, and you will continue to see the same dedication and commitment to our relationship.  I have also attached a copy of the press release which was issued.

Thank you once again for your ongoing support, commitment, and partnership. We look forward to strengthening our partnership as we move through this exciting new chapter.

Please reach out to me or your direct procurement contact at any point if we can be of help.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These materials include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials, Inc. (the “Company”), Cementos Argos S/A (“Cementos”) and certain other parties for the purchase of Argos North America, Corp. (“Argos”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

– the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos;

– the outcome of any legal proceedings that may be instituted against us or Argos;

– the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

– the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos operate;

– the ability to promptly and effectively integrate our business and the businesses of Argos;

– the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

– reputational risk and potential adverse reactions of our or Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

– the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

– the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

– the impact of the global COVID-19 pandemic on our or Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Transaction. In connection with the Transaction, the Company plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following press release was made available by Argos North America Corp.]

September 7, 2023

Cementos Argos has agreed to combine its operations in the United States with Summit Materials aiming to create a leading building materials platform with national scale

•	Argos North America Corp was valued at approximately $3.2 billion, or 10x EV/EBITDA 2023e.

•	Cementos Argos will receive approximately $1.2 billion in cash and 54.7 million common stock of Summit Materials which, at the closing market price of $36[1], had an approximate value of $2 billion.

•	Cementos Argos will become the largest shareholder of Summit Materials with 31% ownership in the combined entity.

•	At the closing of the transaction, Cementos Argos will have three representatives on the Board of Directors of the combined company, which can have up to eleven members.

•	The combination's synergies are estimated to be at least, $100 million per year.

•	The combination of Summit Materials and Argos North America will have a significant presence in the aggregates, cement, and concrete businesses, as well as presence in 30 states across the United States.

•	The agreement fulfills the strategic pillar of value realization in the U.S. business, as established in SPRINT (Stock Price Recovery Initiative).

Cementos Argos, the cement company controlled by Grupo Argos, has entered into a definitive agreement with Summit Materials, under which they will combine their operations in the United States to create a leading platform in the building materials industry. The platform will have a diversified portfolio and a nationwide geographic presence in complementary markets and high-growth urban areas.

The agreement will have a component of stock consideration worth approximately $2 billion and cash payment of approximately $1.2 billion (subject to customary closing adjustments), resulting in a valuation of Argos North America of $3.2 billion or 10x EV/EBITDA 2023e or 12x EV/EBITDA LTM as of 2Q23.

___________________

1 Closing Price as of September 6th, 2023

Summit Materials (SUM: NYSE) is a building materials company listed on the NYSE since 2015. The company operates in more than 20 states in the United States and Canada. It operates across aggregates, cement, concrete, and other complementary businesses in the building materials industry, with assets that include 217 aggregate mines, 2 cement plants along the Mississippi River, and approximately 84 concrete plants.

Argos North America Corp brings to the combination its 4 integrated cement plants, 2 grinding stations, 140 ready-mix concrete plants, and a complementary distribution network of 8 maritime ports and 10 inland terminals.

The combination would create:

•	A company with combined proforma revenues over $4 billion and approximately $1 billion in EBITDA, including synergies.

•	The 4th largest cement platform in the United States, with an approximate capacity of 11.6 million tons per annum.

•	The 6th largest aggregates platform in the United States, with reserves of over 5.5 billion short tons and annual sales of around 70 million short tons.

•	One of the largest concrete producers, with more than 220 plants and more than 1800 mixers.

As a result, the combined company will have presence in 30 states, with a strong positioning in high growth markets, with complete vertical integration from quarries to end customer in many of them. Having access to an extensive ports and terminal network will enable competitive imports of building materials to better serve customers by complementing domestic production.

This combination unlocks estimated annual synergies of, at least, $100 million, with significant realization within 2 years, derived from optimized sourcing, enhanced operational efficiencies, increased utilization of the import terminals’ network, and an augmented asset base to increase the use of alternative fuels. Likewise, it leverages on a cement supply agreement from the Cartagena plant and enhances the ability to pursue attractive growth opportunities, both organic and inorganic, in current business lines and in others such as supplementary cementitious materials and new sources of aggregates.

Juan Esteban Calle, CEO of Cementos Argos, stated: "This combination reaffirms our commitment to growth in the U.S. market while realizing and optimizing our intention to list the U.S. business on the NYSE as the most efficient way to unlock the fundamental value of Cementos Argos' assets and businesses in that country. Being an active player in a publicly traded leading building materials platform, with a significant component of aggregates and cement on the world's most attractive market, is a pivotal step in the value generation strategy we launched months ago with the SPRINT program for the benefit of all our shareholders. Cementos Argos' participation in Summit Materials will continue to provide our shareholders with significant exposure to the U.S. market."

Having been prepared to carry out a public offering on the New York Stock Exchange and awaiting favorable market conditions for listing, Argos finds in this combination an alternative for value generation to shareholders and an efficient path to execute the strategic plan of the U.S. business, Through a platform with a proven track record of growth, real-time asset valuation, and high liquidity.

The transaction is expected to close in the first quarter of 2024, subject to required regulatory approvals and customary closing conditions.

With this transaction, Cementos Argos strengthens its presence in the United States, contributing to the combined entity its knowledge and leadership in sustainability and innovation initiatives.

Furthermore, upon the closing of the agreement, Argos is expected to achieve an estimated net debt / EBITDA ratio of 1.8 times, resulting in greater financial flexibility to continue advancing its value generation strategy in all the geographies where it operates.

To the new U.S. platform, as well as in Colombia, Central America, and the Caribbean, Cementos Argos will provide its proven export capacity from Cartagena, the strength of its trading unit, advancements in digital, analytics, and innovation in products and processes, the acceleration of calcined clay technology, and leverage Summa, the shared services company of Grupo Argos.

Jorge Mario Velásquez, CEO of Grupo Argos, stated: "We are delivering to the market a transaction worth over $3 billion, which allows us to combine the assets of Argos USA with a vehicle that has liquid listed securities on the New York Stock Exchange. This provides access to new opportunities and realizes a value equivalent to 10x EV/EBITDA, a significant milestone for Grupo Argos as the main shareholder of Cementos Argos."

Anne Noonan, Summit Materials President, and CEO said: “Our combination with Argos USA marks a significant milestone as we execute against and accelerate our materials-led portfolio strategy. The transaction will extend our geographic reach into high growth markets, creating a leading cement position nationwide, and bring together two talent-rich organizations to innovate and deliver value-added solutions for our customers. Financially, we have clear line of sight to achieving targeted synergies greater than $100 million and fully expect to unlock the full potential of this powerful combination. The Argos USA team has done an excellent job growing and operating its business, and we look forward to welcoming them, and their expertise, to the Summit family.”

Advisors:

J.P. Morgan Securities LLC is acting as lead financial advisor and Sullivan & Cromwell LLP is acting as legal counsel to Cementos Argos.

More information:

Piedad Monsalve Garcés, Comms Director, pmonsalve@argos.com.co

Daniel Zapata Toro, Investor Relations Director, dzapatat@argos.com.co

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities.  This communication relates to the Transaction.  In connection with the Transaction, Summit Materials plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Summit Materials may file with the SEC and send to its shareholders in connection with the Transaction.  The issuance of the stock consideration for the Transaction will be submitted to Summit Materials shareholders for their consideration.  Before making any voting decision, Summit Materials shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Summit Materials and the Transaction.

Summit Materials shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Summit Materials, free of charge, at the SEC’s website (www.sec.gov).  Copies of the Proxy Statement and other documents filed by Summit Materials with the SEC may be obtained, without charge, by contacting Summit Materials through its website at https://ir.Summit Materials.com/.

Participants in the Solicitation

Summit Materials, its directors, executive officers and other persons related to Summit Materials may be deemed to be participants in the solicitation of proxies from Summit Materials shareholders in connection with the Transaction.  Information about the directors and executive officers of Summit Materials and their ownership of common stock of Summit Materials is set forth in Summit Materials annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These materials include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials, Inc. (the “Company”), Cementos Argos S/A (“Cementos”) and certain other parties for the purchase of Argos North America, Corp. (“Argos”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

– the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos;

– the outcome of any legal proceedings that may be instituted against us or Argos;

– the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

– the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos operate;

– the ability to promptly and effectively integrate our business and the businesses of Argos;

– the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

– reputational risk and potential adverse reactions of our or Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

– the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

– the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

– the impact of the global COVID-19 pandemic on our or Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

[An investor call was held between Summit Materials Inc., and certain financial analysts, a transcript of which is provided below.]

TRANSCRIPT

09 - 07 - 2023

Summit Materials, Inc

Confidential Call

TOTAL PAGES: 26

Summit Materials, Inc
Confidential Call

CORPORATE SPEAKERS:

Andy Larkin

Summit Materials; Vice President of Investor Relations

Anne Noonan

Summit Materials; Chief Executive Officer

Scott Anderson

Summit Materials; Chief Financial Officer

PARTICIPANTS:

Keith Hughes

Truist; Analyst

Anthony Pettinari

Citi; Analyst

Unidentified Participant

Unknown; Unknown

Trey Grooms

Stephens; Analyst

Brent Thielman

D.A. Davidson; Analyst

Garik Shmois

Loop Capital; Managing Director

Mike Dahl

RBC Capital Markets; ; Analyst

Timna Tanners

Wolfe Research; Analyst

Adam Thalhimer

Thompson Davis; Analyst

David MacGregor

Longbow Research; Analyst

Jerry Revich

Goldman Sachs; Analyst

PRESENTATION:

Operator^ Hello and welcome to the Summit Materials Conference Call.

(Operator instructions) I'll now turn the conference over to Andy Larkin, Vice President of Investor Relations. Please go ahead.

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Andy Larkin^ Hello and welcome to the Summit Materials Conference Call to discuss our combination with Argos USA, the U.S. operation of Cementos Argos.

Earlier this morning, we issued a press release along with an investor presentation to accompany today's discussion. All of these materials can be found on our Investor Relations website.

As a reminder, management’s commentary and responses to questions on today's call may include forward-looking statements, which by their nature are uncertain and outside of Summit Materials’ control. Although these forward-looking statements are based on management's current expectations and beliefs, actual results may differ in a material way. For discussion of some of them factors that could cause actual results to differ, please see the risk factor section of Summit Materials latest annual report on form 10-K, which is filed with the SEC.

Today, I'm pleased to be joined by Anne Noonan, Summit’s Chief Executive Officer; and Scott Anderson, our Chief Financial Officer. Anne and Scott will provide an overview of the transaction, its strategic rationale and will highlight financial benefits before opening the line for questions. Out of respect for other analysts and the time we have allotted, please limit yourself to one question and then return to the queue so we can accommodate as many analysts as possible in the time we have available.

I'll now turn the call over to Anne.

Anne Noonan^ Thanks, Andy, and good morning to everyone joining us today. As you saw in this morning's press release, we are excited to announce our definitive agreement to combine with Argos USA, to create a materials-led enterprise with national scale.

We lay out for you, on slide four, three compelling reasons why we believe our two great companies are better together. First, as we execute and look to accelerate our Elevate Summit strategy, this transaction forms a materials-led North American leader with more than $4 billion in revenue. We will have significantly enhanced scale with pro forma EBITDA expected to be approximately $1 billion, inclusive of synergies. And if you recall, as part of Elevate Summit, we are targeting at least 75% of our EBITDA generated from high margin materials businesses. With this combination, we will achieve and surpass that target, enhance the quality of earnings and create a stronger platform for profitable growth.

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Second, the transaction extends our cement leadership position. After closing, Summit will have six strategically located cement plants, be the largest U.S. domiciled cement producer and create the fourth largest cement platform in the United States. Our improved geographic diversification will reduce the seasonality of our cement business and enhance our ability to make customer demand for cement in a capacity constrained domestic market.

And finally, together, we will deliver more innovative and sustainable solutions to our customers and leverage operational excellence to drive improvements across the business. We combined two talent rich organizations with deep market and industry expertise to seize on opportunities and deliver greater value creation. In short, we believe the combination is a transformative milestone on our Elevate Summit journey, with a clear and compelling strategic rationale. And as you'll see on slide five attractive financial benefits to Summit and our shareholders.

As we unlock the full potential of this powerful combination, we expect to create substantial value through significant synergy generation. We are targeting annual synergies of at least $100 million with substantial realization within two years of closing. The transaction consideration of $3.2 billion reflects a pre-synergized enterprise value to EBITDA multiple of approximately 10 times based on full year 2023 estimated EBITDA for Argos USA. This is less than eight times on a post-synergies basis and reflects the price discipline you've come to expect from Summit Materials leadership team and board.

We have an intense focus on investment returns, and we expect return on invested capital from the transaction to exceed its weighted average cost of capital by year three. The transaction is expected to be 15% to 25% accretive to free cash flow per share and will fuel double-digit EBITDA growth. At closing and before synergies, we expect leverage to be at or below three times pro forma EBITDA with significant combined free cash flow driving deleveraging.

I've outlined at a high level, the significant financial and strategic benefits. Let me now take a step back and discuss the details of the combination on slide six.

Through this transaction, we will be combining Argos USA with Summit. Argo USA is the U.S. operation Cementos Argos, which is a producer and distributor of cement and concrete, which also has operations in Colombia and the Caribbean and Central America. Under the terms of the agreement, Cementos Argos will receive approximately $1.2 billion in cash, subject to closing adjustments, and approximately 54.7 million shares of Summit stock. This equates to a roughly 40/60 split between cash and stock. Following the closing of the transaction, Summit

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shareholders will own approximately 69% of the combined company and Cementos Argos will own approximately 31%.

Cementos Argos is committed to being a long term shareholder of Summit, and is excited about the opportunities ahead. I'll work in partnership with our Chairman Howard Lance and the entire 11-member board to lead the combined enterprise. Of the 11 seats, eight will be filled by some of the appointed representatives and Cementos Argos will fill three seats.

Moving to slide seven. And for those unfamiliar with Argos USA, the company is among the largest cement producers by total installed capacity in the markets it serves, which include the Southeast, Mid-Atlantic and Texas, some of the fastest growing regions of the U.S. The majority about 85% of Argos’ USA adjusted EBITDA is generated from its leading cement platform. It has four integrated cement plants, two grinding facilities and total installed cement grinding capacity of 9.6 million tons per year. The remaining approximately 15% of Argos USA’s EBITDA is generated from vertically integrated ready-mix operations across several market leading platforms.

Importantly, 77% of the cement consumed in the ready-mix is self-supplied, ensuring strong pull through of high margin cement product. The company’s scale and operational flexibility is augmented by additional import capacity, a strategic footprint near ports along the East Coast, as well as 10 inland rail terminals. In all, Argos’ USA platform of high quality assets and high growth markets positions us to capitalize on robust demand drivers for construction materials across public infrastructure, residential and commercial and markets.

On slide eight, we demonstrate just how complementary the two companies assets are. Our enterprise footprints shows how we are strengthening Summit’s platform by reaching into new and growing geographies across the Southeast, Mid-Atlantic and Texas. Critically by building on our presence in the Southeast, we gain valuable exposure to year-round construction markets, reducing the seasonality, and by extension, the quarterly variability of our cement earnings. The combination also brings together an extensive network of logistical assets that will provide low-cost modalities, high quality customer service and operational flexibility.

Core to our value proposition is a rich and detailed plan around operational excellence. Scott will detail the many operational levers and cost opportunities in scope, but we will rely on proven technologies and expertise to drive operational improvements across our business.

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Summit's continental cement business has a track record of improving profitability through targeted, high return investments and a sharp continuous improvement mindset. Since 2020, Summit Cement EBITDA margin is up around 250 basis points to nearly 36.7%, and we have a clear and credible path to reach our North Star Objective of 40% EBITDA margin as part of our Elevate Summit plan.

Recently within cement, we have delivered margin improvement by tapping several self-help opportunities, including commercial execution, our Davenport storage dome, full conversion and production of Portland Limestone Cement and the ongoing expansion of our Green America Recycling business.

We’ll apply these learnings and successes to a much larger enterprise, to fuel operational improvements, greater cement throughput, and as a result, greater enterprise-wide profitability.

Slide nine demonstrates how Argos USA adds presence in high growth stakes. Many of which are currently underserved in the cement market. Seventy-seven percent of Argos USA's revenue comes from states growing above the national average led by Texas and North Carolina. And we know that population growth is a primary predictor of future economic growth and construction activity across all three end markets.

We also will benefit by reaching into all season markets. Seventy percent of Argos USA revenue is generated in markets that have extended construction seasons, which will reduce variability in our EBITDA profile from quarter-to-quarter, pairing an enhanced network of assets and favorable geographies, centered around the fastest growing all season MSAs, create the conditions to sustain profitable growth in both the near and long term.

This combination's value proposition is informed in large part by our very constructive view on the U.S. cement market, demonstrated on slide 10, as both supply and demand conditions coalesce around attractive fundamentals in the near end long term.

First on the supply side, the U.S. market has long been and will remain a net importer, meaning our domestic consumption has consistently exceeded U.S. cement supply. For context, since 2001, the U.S. has consumed, on average, 100 million tons of cement annually, but only has capacity to produce roughly 80 million tons domestically. While this imbalance has been filled by import tonnage, the shortage of domestically produced cement supports, strong and

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ongoing price realization and favors producers who have high quality product, capable and durable supply chains and those that prioritize customer service.

While the industry may see some capacity release moving forward from full conversion to PLC, supply of domestic cement is very likely to remain incredibly tight across the country and with most markets remaining completely sold out.

On the demand side, the outlook for cement signal sustainable multi-year growth, as all three end markets are expected to experience robust and enduring market tailwinds.

Let me quickly review the factors driving demand in our residential, commercial and public infrastructure end markets. As residential transitions out of its current air pocket, there is a need to accelerate to fill a chronic shortage of housing in the U.S. Industry groups estimate that the U.S. housing shortage is anywhere from 1.7 million at the low end to 7 million homes at the high end. Regardless, the point is, we are woefully underbuilt in this country and need a persistent investment in housing to fill that unmet demand.

For commercial construction, we are the early innings of the resurgence of U.S. manufacturing. Nearly 90% of companies are considering reassuring, with various regions, including the Southeast, now attracting new manufacturing capacity. Government support, including acts like the CHIPS Act, is encouraging this shift, which also carries positive environmental and social governance implications due to a cleaner energy mix in the U.S. and reduced transportation emissions.

And for public infrastructure, landmark legislation, like the Bipartisan Infrastructure Bill provides historic levels of funding to rebuild America's public infrastructure. The $550 billion legislation is just starting to show up, but should provide multi-year demand for construction activity in our footprint.

With Argos USA, we will have the scale and leadership position to capitalize on those demand tailwinds.

On slide 11, we show how we stack up in cement and aggregates. We will be the fourth largest U.S. cement producer with assets located in growing markets, and therefore, we'll be well positioned to grow and meet the needs in the marketplace. This complements our existing position in aggregates, where we are the sixth largest domestic producer. And we will continue

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to be selective and unapologetic about where we choose to operate in downstream businesses. We are committed to having leading positions in select markets and will manage the portfolio as we've always done to balance and maximize margin and ROIC.

Let me now pass it to Scott, who will take you through, in more detail, the financial benefits of the combination.

Scott Anderson^ Thanks, Anne. Slide 12 shows the pro forma and revenue, EBITDA and business mix for the combined company, and puts in perspective the increased scale and material-oriented nature of the enterprise. We expect our shareholders to benefit from a stronger portfolio mix and enhanced geographic diversification, that Anne just spoke about.

What I'd like to spend time unpacking is our synergy expectations, and specifically, how this feeds into our financial profile and strategic vision moving forward.

Starting first with our synergy expectations on slide 13. Our target is for at least $100 million annual operational synergies with significant delivery within the first two years of closing. The sources of our synergies have been well diligenced and we entered into this combination with a high degree of confidence and visibility into synergy realization.

Anne mentioned earlier, but it is worth repeating, we will apply our proven expertise in cement and ready-mix to improve efficiencies and profitability over time. As you would expect, the composition is weighted toward cement efficiency and plant productivity opportunities that fall into three buckets.

First, we have an aggressive plan to sharply improve the overall equipment effectiveness, or OEE, of the cement plants through a combination of debottlenecking and targeted investments, focused on process and quality improvements.

Second, we will leverage our unique Green America Recycling capabilities to materially increase alternative fuel usage, bringing it more in line with Summit's industry leading levels.

And lastly, we will move swiftly to maximize PLC and limestone usage in the product mix, reducing our carbon load while adding to our margins.

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On the ready-mix side, Summit has strong top tier margins, and as a result, a wealth of knowledge to apply to the ready-mix business. Synergy generation in this area will coincide with ongoing fleet modernization investments, plant and network optimization and application of Summit’s operational excellence initiatives. We see additional opportunities to leverage the enterprise’s scale to centralize procurement and SG&A drive greater standardization and efficiencies.

We are most excited about the transaction because we expect it to drive accelerated profitable growth. This is not just about cost savings. We see very compelling, additional growth and expansion opportunities associated with a larger platform. We expect potential, additional upside from driving benefits like pricing and mix optimization and plant overhead opportunities.

And finally, we anticipate the cost to achieve to be done primarily through high return CapEx investments. We do, however, expect to maintain our CapEx at approximately 10% of net revenue in the near term, and think the CapEx target of 8% of net revenue is both reasonable and plausible in the long run.

For the clear glide path on synergy is established, we want to come back to the strategic fit on slide 14.

As Anne mentioned earlier, the combination with Argos USA accelerates our Elevate Summit strategy. Not only is the combination an excellent fit across geographies and businesses, but Argos USA is also well aligned with Summit's culture and commitment to safety, sustainability and innovation. Our joint value creation will be grounded and executed against commercial and operational excellent at opportunities, standardizing and simplifying where it generates the greatest returns, and investing behind the growth and development of our people.

Investing in talent will dovetail closely with our emerging innovation acumen. Anne will cover it in more detail, but this organization will be well positioned to lead on new processes and product innovation in the heavy material space.

Moving to slide 15, the transaction checks all the boxes on our Elevate Summit financial scorecard. With the structure of the deal and assuming a first half 2024 close, we expect pro forma net leverage to be at or below our three times target. And today, we are reiterating our long term commitment to be three times or below supported by significant free cash flow generation.

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We will also maintain our strong ROIC profile. We expect this transaction to have a ROIC greater than its w within three years and our overall enterprise ROIC to be above 10% within two years of close. And finally, as we realize synergies and shift towards higher margin, higher growth portfolio mix, we would expect margin accretion over time.

Clearly, we have enhanced our portfolio and extended our footprint, but what remains exactly the same as our commitment to our financial priorities. We continue to emphasize improving our quality of earnings, strictly managing our leverage and maintaining our intense focus on our return profile relative to our cost of capital. We've exhibited a clear track record of making progress against these targets in the past and we will advance these priorities as we move ahead with Argos USA.

Before turning it back to Anne, I think it's helpful to remind you where we've been and where we're going with the portfolio.

At the time we launched Elevate Summit, only 63% of our EBITDA was from aggregates and cement. Since then, we have transformed the portfolio, first by divesting a series of underperforming, low growth and mostly downstream assets. In doing so, we generated more than 500 million in proceeds, delivered repurchased shares and began enrichening our overall portfolio mix.

In the most recent quarter, our proportion of LTM EBITDA generated by aggregates and cement was up to 71%. This combination now reinforced our commitment to advancing our materials-led strategy. Pro proforma for the transaction, we expect to increase the materials portion of EBITDA to 78% or 3 points above our Horizon 2 Target. Despite the change, the portfolio will maintain a relatively balanced and diversified exposure across the three end markets allowing us to capitalize on positive demand trends across each. Our Horizon 2 objective, if you recall, was to invest in priority, high growth markets and improve our quality of earnings. And with this transformative deal, we are executing against that strategic imperative.

I'll now turn the call back to Anne to walk through the sustainability and innovation benefits, as well as provide some concluding remarks.

Anne Noonan^ Thanks, Scott. As you can see on slide 17, in addition to enhancing our business mix, the transaction will position Summit to apply our unique fuel and emissions reduction

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technology across a broader platform. Both Summit and Argos USA share similar long-term ambitions to drive towards net-zero emissions and improve returns. We are well aligned in support of Summit's commitment to being the most socially responsible integrated construction material solution provider.

For example, Green America Recycling is a key growth driver and margin enhancer for Summit Cement business. We believe expanding GAR to Argos USA's four cement plants, tripling the number of plants where we operate a recycling business that substitutes alternative fuels for fossil fuels, can improve EBITDA and lead to new business opportunities. Summit takes pride in being the first U.S. cement company to transition entirely to Portland Limestone Cement. And we see a path to transition all of Argos USAs plants PLC as well, which has both a cost benefit and emissions reduction impact.

Both Summit and Argos USA share an innovative approach to sustainability. And we are excited to leverage Summit's experience as the first U.S. cement company to implement the FuelFlex Pyrolyzer technology to drive fossil fuel replacement. We believe we cannot only achieve a 55% fossil fuel replacement rate at our Davenport plant, we see a path accelerate Argos USA's stated ambition to achieve 40% fossil fuel replacement by 2030. With a broader platform, we will collaborate to further explore new technologies under evaluation, such as hydrogen plants, Fly Ash substitutes and grinding capability improvements through a combination of internal testing, industry initiatives, startup pilots and university partnerships.

Slide 18 looks at our joint commitment to grow through innovative and sustainable products. Argos USA is an industry leader in R&D. Their model blends deep and specialized scientific knowledge with practical customer facing technical expertise. They currently operate R&D labs in the United States and also benefit from a partnership with a world-class Colombian innovation center. We expect to continue that partnership agreement as part of this combination.

Argos USA's current innovation strategy includes the development and use of alternative cementitious materials. The full conversion to PLC’s type IL, evaluation of microalgae technologies to reduce emissions and the continuous development of a green products portfolio.

Clinker substitution is a key theme in the industry, with production of cement migrating to an increased use of SCM, such as fly ash and calcined clay to reduce fossil fuel dependency and

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lower emissions. With an extensive pool of talent resources and operational expertise, we see opportunities for this combination to drive innovation and lead the construction materials industry.

Moving to transaction details on slide 19, where I'll quickly highlight a few items. As I mentioned earlier, Cementos Argos will receive $1.2 billion in cash, subject to closing adjustments, and approximately 54.7 million shares of Summit stock. We have committed financing in place for the cash consideration. Cementos Argos has also entered into a 24-month lockup period on sales of Summit shares and certain standstill provisions. This underscores the Cementos Argos’ commitment to being the long term shareholder of Summit Materials and a partner in our shared growth.

In terms of next steps, we currently expect the transaction close in the first half of 2024, subject to customary closing conditions, including regulatory approvals and approval by Summit’s shareholders.

In closing, I would like you to walk away with the following three takeaways.

First, this transaction builds on our Elevate Summit progress and accelerates our ability to reach and exceed our objectives. With Argos USA, we will create a materials-led enterprise with scale that advances our strategy and doubles down on our commitments to excellence, sustainability and innovation.

Second, as we extend our leadership and cement, we are confident that we are the right owners to drive value creation.

And third, we are confident that the accretion synergy opportunity and continued financial strength provides significant benefits for Summit shareholders. We believe these three strategic elements together with the strength and financial profile can deliver industry-leading total shareholder return. We look forward to working toward the closing of the transaction and welcoming the Argos USA team and their expertise to the Summit family.

Thank you all for joining today's call and for your interest in Summit, we will now open the line for your questions.

Operator^ Thank you. (Operator Instructions).

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Your first question comes from the line of Keith Hughes of Truist. Your line is open.

Keith Hughes^ Thank you. First question on the synergies you highlighted, specifically around some of the machinery enhancements, how much capital spending are you expecting to have to put out to get the $100 million synergies?

Anne Noonan^ Yes, I'll have them, Scott address the actual cost of the synergies at this point.

Scott Anderson^ Yes, Keith, just on the capital side, as I made the comment to, it's actually not going change our capital spend profile. We're still going maintain Summit's historical level at that 10%. What you'll see is, in the past, our CapEx has been more of a one-third growth to two-thirds sustainable CapEx. As we go through these synergies, I expect that to shift a little bit heavier on the growth and profit improvement side, more like a 60/40 or 55/45 split. But keep in mind, the overall still maintaining that 10% threshold of revenue.

Keith Hughes^ So, you'll be taking some growth CapEx away from other areas in Summit and applying it to the Cementos Argos business? Is that -- is that correct?

Scott Anderson^ Well actually, what you'll see is the cash flow that comes off of Argos is actually very accretive to Summit's cash flow. So, we believe that we will have the funds available. Matter of fact, if you look at the CapEx, just EBITDA minus CapEx for the -- a simple free cash flow, Summit’s historical levels around low 50s percent of that cash flow as a percent of that EBITDA, where on the combination taken on Argos, they're near 70% of the cash flow. So we feel like the funds will be available to reinvest in the business.

Anne Noonan^ Yes, Keith, I would just reinforce that our capital allocation priorities have not changed at all. We are still a materials-led company. We will continue to invest. We're very positive on aggregates, as you know, we have very rich pipeline of M&A opportunities, a lot of profit improvement projects that will continue to put CapEx into. And this just accelerates our cement position over time and gets us to that 78% materials-led portfolio that gives us the scale to continue to invest in the business with really powerful cash generation potential.

Keith Hughes^ Okay. And just one small thing, I'll turn over to others. You listed in the slides some numbers also $1.7 billion revenue, about $300 million to $330 million of EBIDTA. What timeframe are those numbers?

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Anne Noonan^ So the $300 million and -- I didn't hear your questions. It's 2023 numbers for the EBITDA, the $300 million to $330 million.

Keith Hughes^ ‘23. Okay. Thank you very much.

Anne Noonan^ Thanks. Keith. Appreciate the question.

Operator^ Your next question comes from Anthony Pettinari of Citi. Your line is open.

Anthony Pettinari^ Good morning.

Anne Noonan^ Good morning.

Anthony Pettinari^ You know -- hey, Anne. You know, the transaction increases your exposure to materials, which is, has been a goal. But within materials, I was -- I was wondering if you could talk about sort of the relative attractiveness of cement versus aggregates, and why this transaction is maybe more attractive or higher return than other options, maybe on the aggregate side?

And then, I think you reference this in the -- in the previous question, but with the deal and elevated leverage, can you talk about your ability to pursue bolt-ons or greenfields or brownfields in Aggs as well?

Anne Noonan^ Yes, let me give you a start on that. So, we have a very favorable view on cement as an end market, and we’ve referenced in our prepared comments, really with very strong growth from public, residential and commercial. With this combination, we obviously, increase our physician in commercial and residential. And when we look out at the real driving factors of that, even though residential's gone through an air pocket here in 2023, this country is woefully underbuilt in housing. If you look at the low end, it's 1.7 million homes, and the high end at 7 million. And in the Southeast, we’re very strong in migration trends. So, we're very bullish on residential and believe that cement will play key factor in that.

On the commercial side, this drive towards onshoring and manufacturing and investment in energy verticals, we're starting just at the beginning of seeing that pipeline really increase. And that's being driven heavily by the CHIPS Act, where there's $250 billion of investment. And an

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important factor about that funding is that, projects have to be started by the end of 2026. So, we know there's going be a rich pipeline in the near to medium term for that semiconductor investment in R&D and manufacturing. And then if you look at the IRA Act there, you've got investments in clean energy. And already there's been announced 13 [ph] EV and battery factories to date.

So, when we put all that together, we look at the supply portion of cement as well. And in my prepared comments, I talked about the fact that we're very basically a net importer here in the U.S., it's very capacity constrained, demand dynamics are strong, which should be very constructive to pricing moving forward. As you correctly pointed out, that accelerates our materials-led strategy. Now having that richening of mix and increased exposure to higher growth markets reduces our seasonality.

We're going to drop dollars to the bottom line in our synergies and we're very confident in those. And we really think that we'll be able to improve the margin and growth profile of the assets that we bought while they're good assets to date. We have a proven track record in cement as Scott referenced and ready-mix in driving margin accretion. And that's what gives us a lot of conviction on this deal to drive double digit EBITDA growth over time, Anthony.

So, when you asked me about aggregates versus cement, to Scott's point, it's not an either or, it's a materials-led strategy. We are absolutely de-levering to the point that we can manage with the powerful cash flow that we have from this combination and the synergies and the conviction we have in our synergies. We've really structured this transaction to preserve our strong balance sheet and our financial flexibility to continue to pursue those bolt on aggregates and our greenfields.

So, think about it as scale actually giving us better financial flexibility moving forward here and ability to accelerate growth and margin profile.

Anthony Pettinari^ Okay, that's helpful. I'll turn it over.

Anne Noonan^ Thanks, Anthony.

Operator^ Your next question comes from the line of Kathy Thompson [ph] of (technical difficulty). Your line is open.

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Unidentified Participant^ Hey, good morning. This is actually Brian Bowers [ph] on for Katherine [ph]. Thank you for taking my question. Can you touch on more of the why now you've gone through kind of Elevate here for two, three years, divestitures acquisitions? Just why now? How did the deal come about, who approached who, kind of details on that would be helpful? Thank you.

Anne Noonan^ Yes. So, I think our proxies released a lot of this, the details will all bore you, but the gory details here. But, we're at a point where our portfolio is well. We've done a lot of the heavy lifting from a Summit perspective around optimizing the portfolio and getting to that 71% materials-led. We have our leverage down well below three times, we've got a much stronger foundation to build upon.

We know the assets at Argos North American and have a high conviction in the potential of these high-quality assets and our ability to add to them and be a creative to the value by improving through our integration and synergy plan.

So, we met with our counterparts on the other side, we both looked at the strategic rationale, and frankly realized that this was a great attractive deal for both our shareholders. If you look at these high-quality assets that we bought, and the potential to improve, acquiring them for approximately 10 times pre-synergies and eight times, both synergy shows that there's significant value accretion for our shareholders.

And as Scott said, the free cash flow generation is very strong, allowing us to de-lever below that three times, which we remain absolutely committed to do.

Unidentified Participant^ Yes. Thank you.

Anne Noonan^ Thanks, Brian [ph].

Operator^ Your next question comes from the line of Trey Grooms of Stephens. Your line is open.

Trey Grooms^ Hey, good morning, everybody, and congrats.

Anne Noonan^ Thanks, Trey.

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Trey Grooms^ So, I guess, Anne, could you talk about the geographic markets that these Argos cement plants are operating in, and clearly, they look like pretty strong demand markets right now. But if you can maybe dive into that a little bit deeper and then kind of what the pricing trends have been in in these markets recently. Thank you.

Anne Noonan^ Yes. So, thanks for the question, Trey. So really, this increases our exposure along the Southeast Mid Atlantic and strengthens our position in Texas, Trey. And they're all have those fundamentals, high growth potentials from all of our underlying end markets. So, we're very confident in the population growth in those markets.

The other thing I'd say is that when you look at the cost position, the extensive network of logistics that we're combining with in this powerful transaction, actually, we have -- we're really acquiring assets with a very strong cost position. Now you layer onto that a very significant hard synergies that we've identified and said that will even improve the cost position. So, we're operating off a very strong position of strength and the assets that we're acquiring.

Additionally, when you look at some of the import, more import markets, it has exactly the type of assets we've talked about as part of our Elevate strategy. First of all, we're able to pull through the cements that we've vertically integrated in high growth MSAs with leading positions. We've said that's where we want to operate and this actually also improves as we said in our prepared comments, it reduces the seasonality of our earnings. So, we really liked the growth potential, the demand, and we have significant cost position and pricing power in all of these markets that we've gone into.

Operator^ Thank you. Your next question.

Anne Noonan^ (Multiple speakers) your question, Trey.

Operator^ Your next question comes from line of Brent Thielman of D.A. Davidson. Your line is open.

Brent Thielman^ Hey, great. Thanks, and congrats Anne, Scott. Hey, just a quick question. Again, the [ph] assets on the Summit side, are there permits or advanced plans to expand capacity? Or is that something you'd look to pursue sort of early on just considering the supply demand dynamics in the market?

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Scott Anderson^ Yes, Brent, I'll answer that. Really the capacity not so much on the permit side, where we will get some capacity as we talked about the PLC expansion. And we do have opportunity, just like we've done in our existing continental cement plants, the full adoption of PLC does expand your capacity. And the Argos plants, we're looking forward to sharing that technology and extending that across to all their plants for full adoption with PLC, there'll be some capacity there.

Other than that --

Anne Noonan^ The other area that is that we have proven in our cement business to bring our OEE up to 85%, which is best in industry. And we would plan to go into the cement plants invest in high return capital projects to bring up the uptime in these plants. As you know, in the U.S., these capacity-constrained plants, everyone's working on plant uptime, and trying to increase that. So that would give us some additional capacity as well.

Brent Thielman^ And, sorry, where's their PLC adoption today, among the assets?

Anne Noonan^ We would, as part of this plan, we plan to do full PLC adoption across all four cement plants. The other area we'll be working on is actually increasing our alternative field replacement, which is not really a capacity play, but it's a cost and margin enhancement play. And we have the opportunity to basically take what we've done in our Hannibal facility, which takes both hazardous and non-hazardous waste. And what we're planning to do in our Davenport facility, going from into non-hazardous waste, decreasing our fossil fuels by over 50% with the opportunity now to bring that alternative fuel technology across six sites and be able to reduce fossil fuels by up to 40% to 50% across the entire enterprise.

So, it gives us more opportunity with scale to really drive that carbon emissions reduction and margin accretion.

Brent Thielman^ Okay, very good. Thank you.

Anne Noonan^ Thanks.

Operator^ Your next question comes from line of Garik Shmois of Loop Capital. Your line is open.

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Garik Shmois^ Oh, hi. Thank you. Kind of question on the import assets was curious how much of Argos' cement volumes does imports represent? And given the domestic market is sold out just wondering how you're thinking about balancing incremental import volume to supply the growing demand and the regions versus just the broader margin opportunities considering imports are thought of as considerably lower margin product versus domestic production.

Anne Noonan^ So basically, it's a small portion of what our total capacity will be as the import volumes. Think about it in terms of that 500,000 to 600,000 tons. What it provides us some flexibility and we'll have an ongoing supply agreement on this. So, we have opportunity to have a market competitive price on imports. But think about it more, Garik, the way we've always managed imports being very judicious because to your point the margins are going to be dilutive. It's usually the right decision to do it from a dollar EBITDA growth perspective. But we will always prioritize doing domestically produced cement. So, we would balance having the domestically produced demand improving our OEE. Like Scott said, putting in PLC capacity to really serve the U.S. market, that's always going to be the most accretive to our margins over time.

Garik Shmois^ Okay, thank you very much.

Anne Noonan^ Thanks, Garik.

Operator^ Your next question comes from the line of Mike Dahl of RBC Capital Markets. Your line is open.

Mike Dahl^ Morning, Anne. Thanks for taking the question. I wanted to touch on the margin a little bit more. So, it looks like these margins are a little below 20% in Argos' business, that's considerably below your EBITDA margins in cement and even post synergy that seems like that would be below your cement margins. I don't know, that's truly kind of fully loaded apples to apples. But maybe it can you just -- I know you've alluded to some of the differences. But can you can you go into a little bit more detail on and why is this currently a lower margin business? Is there anything kind of in terms of market structures, where they're playing in that make it fundamentally a bit lower than your current business? Or, how much is truly kind of an operational improvement story that you can execute against?

Anne Noonan^ Yes. So, if you look at -- thanks for the question, Mike. If you look at our synergies, they are absolutely hard synergies, their cost synergies, and they are mostly driven at

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improving operations. So, let's think about cement. And to your point, we've had a very nice track record of improving our cement margins, the team's done a great job since 2020, of improving our margins in cement by 250 basis points, and that wasn't just through one trick pony. It was through commercial excellence, through our Davenport dome, the PLC conversion, we did, expansion of our Green America Recycling.

So, it's a number of things that have gotten our business to 36.7%. And that's not really anything that has to do with market structure. It's much more around operational improvements. And we feel that's what we can bring to bear. And what's already fairly attractive margins in the cement business, but you increase your OEE, you do all the things that we talked about around alternative fuels and PLC conversion, and you can see it's their path to significant margin enhancement.

Now on the ready-mix side, this is where you've heard me talk many times, Mike, about our team being -- Summit’s very strong in the downstream. And that's demonstrated by our industry leading margins in ready-mix. And we would quickly want to drop synergies to the bottom line and ready-mix, where we would leverage the technology, the processes the know how that we have in ready-mix to really be accretive to those margins. And on top of that, the Argos team has been working on a Fleet Modernization Program, which will also help be a creative to margin.

So, we are very positive and convicted in our ability to improve the margin profile and provide double digit EBITDA growth over time.

Mike Dahl^ Okay, thank you.

Anne Noonan^ Thanks, Mike.

Operator^ Your next question comes from line of Timna Tanners of Wolfe Research. Your line is open.

Timna Tanners^ Yes. Hey, good morning. I wanted to probe a little bit more. I know, there's been a lot of questions trying to get it like the ability to improve on the cost side. I don't know if you have like a cost curve or a percentage of improvement or any way to quantify that. So that's one part.

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But the other part I know, we haven't even alluded to commercial excellence. But is there a difference in the approach on the commercial side that you can talk to a little bit more of the Argos assets, perhaps in the Summit assets? Thanks.

Anne Noonan^ Yes. So let me give you kind of a few high level comments. And then Scott will go into a lot more detail on -- be a little more specific on the synergies.

So, to the point I just made that let the -- at least $100 million that we've committed to on synergies are all hard synergies, we've diligenced these assets very carefully. Their cost and productivity generated. We’re very positive about, Timna. And this is where you're going is we have not included upside here from commercial excellence and from mix optimization. So, think about that as upside synergies that we've not put in these hard synergies that are baked into our model. And that's what gives us the extra conviction around margin expansion, frankly, over time.

And we will put in what we put in place throughout all of our business. We -- as you know, over the last three years been very focused on people processing tools, value pricing to the markets that we serve, and we'll continue to do that expect to see us continue the path of improvement we've been on as part of Elevate Summit.

Scott, maybe you want to talk a little bit about some of the more detailed synergies and from an operational perspective.

Scott Anderson^ Yes, Tim, So when we -- when you think of a proportion wise, you think of $100 million in synergies. And on a base starting EBITDA $300 million to $330 million. And as Anne talked about, we go right to the cement business, that's the larger business. And the OEE, the operational equipment effectiveness, it's a huge, it's a huge part of our synergies. And this is an area we have a lot of experience with. We've done it with continental cement, our own two plants the last year, last two years, it's been a focus for us. And we've moved those plant -- we moved one of the plants to 85% OEE, which is world class. And the other second plant is closely behind it.

And really how we did it was to -- its two-prong approach really remove in our standardized processes around critical spares and planned outages and preventive maintenance. And then the second piece was earlier, we talked about the targeted CapEx projects that are structural, to really debottleneck the plants and maximize their productivity.

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So, we have a lot of conviction and confidence around to get that OEE up and really create the value on the synergy side. And then we talked about the Green America Recycling, the alternative fuels and the PLC, those are the two other big ones in the cement.

And then on the ready-mix side, Argos has already started a Fleet Modernization Program. And we're going to continue to carry that through with which will upgrade the fleet and really drop some (inaudible) dollars to the bottom line. As well as there’s some plant network optimization that we've identified. So, a lot of opportunity on the ready-mix side as well. We've got some technology that we're bringing across from our business that Anne mentioned already, that will just raise the delivery excellence with the fleet.

So overall, very convicted, lot of confidence around the $100 million in synergies, very clear measurable targets that came out of the diligence process.

Timna Tanners^ Sure, I got that. Thank you for the detail. I just was trying to understand that there's a different commercial strategy between the two operations. So was there the same kind of approach to pricing? And is that a difference that you would expect to be able to capitalize? I know Anne alluded to it, I'm just trying to understand what you're saying there.

Anne Noonan^ Yes, we -- so let me give you a little bit more color on that, Timna. So we have as you know, we went in with some very clear value pricing and tools. And when we launched Elevate Summit, I believe there is opportunity to explore further commercial excellence upside, and we've not put that in our $100 million of synergies.

But there is the opportunity as we look at the markets that will serve and how we will address our customer profiles and cementation in both markets. Think about it as what we did in Continental Cement when we started this journey a couple of years ago, and that's the approach we will take as well.

Timna Tanners^ Okay, understood. Thank you.

Anne Noonan^ Thank you.

Operator^ You Your next question comes from line of Adam Thalhimer of Thompson Davis. Your line is open.

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Adam Thalhimer^ Hey, good morning, guys. Just a few things. I was hoping you could provide the help kind of model this out. Do you have the ready-mix like trailing cubic yards?

Scott Anderson^ Well, just cubic yards wise used almost 6 million, 6 million yards.

Adam Thalhimer^ Okay. And there are ASPs in ready-mix and cement, is that kind of similar to your historical?

Anne Noonan^ I don't have that off the top of my head, we'd have to look at that specifically, because they'd be a little different by market as you know, Adam. So, we might have to work with that offline with you to give you --

Adam Thalhimer^ Okay.

Anne Noonan^ -- some numbers.

Adam Thalhimer^ And last one was, if you've any, any sense for the projected rate on the on the debt.

Scott Anderson^ Actually, we've been watching that very closely, Adam. And when we do the permanent financing, obviously, the timing of when we raise the debt will make a difference, but really around that 7% is what we're looking at.

Adam Thalhimer^ Great. I'll turn it over. Thanks.

Anne Noonan^ Thanks, Adam.

Operator^ Your next question comes from line of David MacGregor of Longbow Research. Your line is open.

David MacGregor^ Hey, good morning, everyone. Congratulations on the transaction. Can you talk about the aggregates assets that Argos has supporting its cement business? And what percent of your requirements on a pro forma basis would be able to source internally? And I realized there were some geographic disparities between your existing agg assets of Argos

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cement plants. But how much of the synergies if any is increasing the internal structuring of aggregates for the Argos cement assets?

Anne Noonan^ There's -- it's a very small proportion of the synergy, so don't think about it as aggregates, a really pull through of cement. What this is, is a very powerful combination by combining leading position with cements with a sixth largest position in the U.S. in aggregates. But Argos really has most of their reserves in limestone and cement, so.

David MacGregor^ Are you able to speak to the pro forma sort of sourcing percentage? What you'll be able to source internally?

Anne Noonan^ It's really a small percentage of what we would source on the -- there is some small amount of aggregates pull through from our existing platform, but not a lot. That's not a big part of our synergies, David.

David MacGregor^ Okay, look forward to catching up later. Thanks.

Operator^ And your last question comes from the line of Jerry Revich of Goldman Sachs. Your line is open.

Jerry Revich^ Yes, hi. Good morning, everyone. I'm wondering --

Anne Noonan^ Hi, Jerry.

Jerry Revich^ -- if you just -- hi. I'm wondering if you just talk about the $60 million or so million dollar in synergy benefits in cement. So that would essentially take the Argos footprint from something like 24% margins to 30% margins, which is a really big step up for a scaled cement player. So, you spoke to the major pieces earlier on the call. But it's interesting that there's this magnitude of upside for a player with a meaningful footprint. Can you just talk about what you folks found over the course of the diligence process in more detail in terms of the ability to use alternative fuels, et cetera, that drives competence in that magnitude of an improvement for a really scaled asset?

Anne Noonan^ Yes, so, Scott went through all the details earlier. The big improvement is on the OEE, which we've been on this journey, as you know, Jerry, for our own assets to get to that 85% or above best in class. And we believe that there's a headroom there to do that with the Argos

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North American assets, also, which will be a big part of that margin improvement. To your point, PLC has not been put through those assets so, we'll put that in four different plants. The alternative fuels will be invested in across the platform and think about that as being more non-hazardous in nature than hazardous. So, it's not an exact replica of our Hannibal Green America Recycling, but it does allow us to expand margins, reduce our fossil fuels. And in the meantime, bringing down our carbon emissions reduction.

There are some profit improvement, capital investments in the plan. The team really spent a lot of time, Jerry, at the site. Argos North America, were very good to allow us to do some very detailed diligence, they gave us a lot of conviction in our ability to expand the margin profile. And there is, as I said, some upside opportunities from commercial excellence also that isn't built into that $100 million.

Jerry Revich^ Super. And can you talk about what's the clinker capacity of the U.S. footprint? And I was surprised that imports are only 500,000 tons to 600,000 tons. I was under the impression that this asset used to import significantly more. Has there been a change in their grinding capacity over the past couple of years?

Scott Anderson^ Jerry, when you think of the clinker capacity, it's around 6 million tons. Now, to Anne's comment, 500,000 to 600,000 tons on the import side, there's more capacity than that, through all the A [ph] ports. They just haven't -- we're very selective on the imports by project.

Anne Noonan^ Yes, I mean, just like us, the domestically produced demand is going to be higher margin. So, I'm sure that's where Argos has been put -- choosing to source the U.S. market.

Jerry Revich^ Appreciate it. Congratulations.

Anne Noonan^ Thanks, Jerry.

Operator^ We're out of time for any further questions. I will now turn the call over to Anne Noonan, CEO for closing remarks.

Anne Noonan^ We want to thank everyone for your time, attention and questions this morning. We hope you walk away as excited about this combination as we are. We know that this is just day one, and we have plenty of work ahead of us. But the point is we are accelerating

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our Elevate Summit strategy, we have a clear and credible plan for profitable growth, and strongly believe this combination will drive significant value to our organization and our shareholders. As always, we thank you for your continued support for Summit Materials, and we hope you have a nice day.

Operator^ This concludes today's conference call. You may now disconnect.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These materials include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials, Inc. (the “Company”), Cementos Argos S/A (“Cementos”) and certain other parties for the purchase of Argos North America, Corp. (“Argos”) (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.  These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

–            the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos;

–            the outcome of any legal proceedings that may be instituted against us or Argos;

–            the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

–            the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos operate;

–            the ability to promptly and effectively integrate our business and the businesses of Argos;

–            the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

–            reputational risk and potential adverse reactions of our or Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

–            the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

–            the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

–            the impact of the global COVID-19 pandemic on our or Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities.  This communication relates to the Transaction.  In connection with the Transaction, the Company plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction.  The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration.  Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov).  Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction.  Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.